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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 10, 2004

REDLINE PERFORMANCE PRODUCTS, INC.

(Exact name of registrant as specified in its charter)

Minnesota	001-31682	36-4335356

(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)	(Commission File No.)

2510 Commerce Way Vista, CA 92081

(Address of registrant’s principal executive offices)

(760) 599-1003

(Registrant’s telephone number)

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ITEM 5. OTHER EVENTS

1.	On May 10, 2004, the registrant issued a press release titled: “Redline Announces Parts Inventory Imbalance, Engages Outside Advisor; Resolution Expected to Require Additional Capital, Alter Delivery Plan.”

A copy of the press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c) EXHIBITS

     The following documents are filed as exhibits to this report:

99.1	Press release dated May 10, 2004

SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 13, 2004	REDLINE PERFORMANCE PRODUCTS, INC.
By /s/ Mark A. Payne
Mark A. Payne
President and Chief Financial Officer

EXHIBIT INDEX

99.1	Press release dated May 10, 2004

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